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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 18, 2001
                                                      ----------------------

                         RAVISENT Technologies Inc.
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           (Exact name of registrant as specified in its charter)

         Delaware                     000-26287                   23-2763854
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

      205 Great Valley Parkway, Malvern Pennsylvania                19355
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (800) 700-0362
                                                      ----------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 18, 2001, the Registrant signed a definitive agreement to sell the assets of its consumer electronics business to STMicroelectronics N.V., a Dutch corporation. Additional details of the agreement are set forth in the press release attached hereto as Exhibit 99.1.


Item 7.  Exhibits.

     Press Release disseminated on January 18, 2001 announcing the execution of a definitive agreement to sell the assets of Registrant's Consumer Electronics business to STMicroelectronics N.V.
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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RAVISENT Technologies Inc.
                                    --------------------------
                                    (Registrant)


Date:  January 23, 2001             By   /s/ Francis E.J. Wilde
                                        ------------------------
                                    Name:  Francis E.J. Wilde, III
                                    Title: President and Chief Executive Officer
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                               INDEX TO EXHIBITS


    Exhibit No.               Description
    -----------               -----------
        99.1 Press Release disseminated on January 18, 2001 announcing the execution by Registrant of a definitive agreement to sell the assets of Registrant's Consumer Electronics business to STMicroelectronics N.V.